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                                                                   Exhibit 10.3a



                                     FIRST
                                   AMENDMENT

This First Amendment dated this 19th day of December, 2000, to be made part of a certain Lease between Equivest Management Corporation, Agent (hereinafter called
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Landlord), and Orapharma Inc. (hereinafter called Tenant), dated June, 1998,
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between Landlord and Tenant for space in the 732 Louis Drive Building located at
732 Louis Drive, Warminister, PA.

NOW, THEREBY, for full and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby agree as follows:

         1. Tenant shall lease an additional 6202 rentable square feet. The total demised premises shall now be 17502 rentable square feet. The above expansion space will be available by 2/1/01.

         2. Landlord shall build out the expansion space at their sole cost per the plan drawn by Spearman & Associates.

         3. Tenant shall pay their pro-rata share of operating expense and real estate taxes for the expansion space. Tenant's share shall be 12.08% for the expansion space.

         4.       The expansion space rental shall be as follows:

                  2/1/01 - 1/31/02  $6977.25/month
                  2/1/02 - 1/31/03  $7235.66/month
                  2/1/03 - 1/31/04  $7442.40/month

         5. Tenant shall pay for all utilities associated with the expansion space.

         6. All other terms and conditions of Tenant's current lease shall remain unchanged and pertain to the entire demised premises of 17,502 square feet.



AGREED AND ACCEPTED BY:                     AGREED AND ACCEPTED BY:


                                            OraPharma, Inc.
/s/ Philip Rosen                            By: /s/ James A. Ratigan
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Equivest Management Corp.                   OraPharma Inc.